Water And Wastewater Rates	12 Months Ended
Dec. 31, 2011
Water And Wastewater Rates [Abstract]
Water And Wastewater Rates

Note 16 – Water and Wastewater Rates

On November 17, 2011 the Company's operating subsidiary in Pennsylvania filed an application with the Pennsylvania Public Utility Commission ("PAPUC") designed to increase water rates by $38,600 or 9.40% on an annual basis. The Company anticipates a final order to be issued by August 2012.

On June 17, 2010, the PAPUC granted the Company's operating subsidiary in Pennsylvania a water rate increase designed to increase total operating revenues by $23,600, on an annualized basis. The rates in effect at the time of the filing included $24,256 in Distribution System Improvement Charges ("DSIC") or 7.5% above prior base rates. Consequently, the total base rates increased by $47,856 since the last base rate increase and the DSIC was reset to zero.

In October 2010, the Company's operating subsidiary in Texas began to bill interim rates for one of its divisions in accordance with authorization from the Texas Commission on Environmental Quality ("TCEQ"). The additional revenue billed and collected prior to the TCEQ's final ruling is subject to refund based on the outcome of the rate case. The rate case is expected to conclude with the issuance of an order in the second quarter of 2012. However, based on the Company's review of the rate proceeding during the third quarter of 2011, a revenue reserve was removed and additional operating revenues were recognized of $3,098. As of December 31, 2011, to date we have recognized $7,735 of revenue that is subject to refund based on the outcome of the final commission order. Based on the Company's review of the present circumstances, a reserve is not considered necessary for the revenue recognized to date.

The Company's operating subsidiaries, excluding the Pennsylvania water award discussed above, were allowed annual rate increases of $6,311 in 2011, $15,055 in 2010, and $15,595 in 2009, represented by twelve, twelve, and six rate decisions, respectively. Revenues from these increases realized in the year of grant were approximately $3,312, $4,261, and $11,366 in 2011, 2010, and 2009, respectively.

Five states in which the Company operates permit water utilities, and in two states wastewater utilities, to add a surcharge to their water or wastewater bills to offset the additional depreciation and capital costs related to infrastructure system replacement and rehabilitation projects completed and placed into service between base rate filings. Currently, Pennsylvania, Illinois, Ohio, New York, and Indiana allow for the use of infrastructure rehabilitation surcharges, and in New Jersey, regulators have proposed a rulemaking to implement an infrastructure rehabilitation surcharge in 2012. These surcharge mechanisms typically adjust periodically based on additional qualified capital expenditures completed or anticipated in a future period. The infrastructure rehabilitation surcharge is capped as a percentage of base rates, generally at 5% to 9% of base rates, and is reset to zero when new base rates that reflect the costs of those additions become effective or when a utility's earnings exceed a regulatory benchmark. Infrastructure rehabilitation surcharges provided revenues in 2011, 2010, and 2009 of $15,937, $14,043, and $16,448, respectively.